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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          OCTOBER 9, 2006
                                                  ------------------------------

                               EMRISE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                      001-10346                77-0226211
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


      9485 HAVEN AVENUE, SUITE 100
      RANCHO CUCAMONGA, CALIFORNIA                                 91730
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:        (909) 987-9220
                                                   -----------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 19, 2006, EMRISE Corporation (the "Company") executed a Revolving Line of Credit Note dated September 1, 2006 in favor of Wells Fargo Bank, N.A. (the "Note"). The Note is substantially the same as the note initially executed in connection with the Company's credit facility, except that the Note is in the amount of $1.5 million, whereas the initial note was in the amount of $9.0 million, and the maturity date of the Note is October 1, 2006, whereas the initial note matured on September 1, 2006. On October 9, 2006, the Company executed a letter agreement dated October 1, 2006 with Wells Fargo Bank, N.A. extending the maturity date of the Note to October 20, 2006.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The disclosures contained in Item 1.01 of this Current Report on Form 8-K are incorporated herein by this reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.
                  --------------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  None.

         (c)      Exhibits.
                  ---------

                  Number   Description
                  ------   -----------

                  10.1 Letter Agreement dated October 1, 2006 by and between Emrise Corporation and Wells Fargo Bank, N.A.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 13, 2006                      EMRISE CORPORATION


                                             By:  /S/ CARMINE T. OLIVA
                                                  -----------------------------
                                                  Carmine T. Oliva
                                                  Chief Executive Officer



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                         EXHIBITS FILED WITH THIS REPORT

         Number   Description
         ------   -----------

         10.1 Letter Agreement dated October 1, 2006 by and between Emrise Corporation and Wells Fargo Bank, N.A.